UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

June 21, 2024
Date of report (Date of earliest event reported)

PLAYAGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38357	46-3698600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6775 S. Edmond St., Suite #300 Las Vegas, Nevada, 89118
(Address of Principal Executive Offices) (Zip Code)

(702) 722-6700
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	AGS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐     Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) Annual Meeting. The 2024 Annual Meeting of Stockholders of PlayAGS, Inc. (the “Company”) was held on June 21, 2024.

(b) Matters Voted Upon; Voting Results. The following matters were submitted for a vote of the Company’s stockholders.

Matter One. The election of the two nominees to the board of directors of the Company as Class I directors for a term of three years expiring at the Annual Meeting of Stockholders to be held in 2027.

Nominee	Number of Shares Voted For	Number of Shares Withheld	Number of Broker Non-Votes
Yvette Landau	18,167,373	10,097,600	6,351,491
Geoff Freeman	16,176,840	12,088,133	6,351,491

Matter Two. The advisory vote to approve the compensation of the Company’s named executive officers.

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Number of Broker Non-Votes
9,343,656	18,811,246	110,071	6,351,491

Matter Three. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Number of Broker Non-Votes
34,493,097	120,844	2,523	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PlayAGS, INC.
Dated: June 26, 2024	By:	/s/ Kimo Akiona
Kimo Akiona
Chief Financial Officer